For additional information, contact:
Mark Fusler Director of Financial Reporting investor_relations@cavco.com
News Release	Phone: 602-256-6263 On the Internet: www.cavco.com
FOR IMMEDIATE RELEASE
CAVCO INDUSTRIES APPOINTS JULIA W. SZE TO BOARD OF DIRECTORS

Experienced Portfolio Manager and Impact Investing Pioneer Will Contribute Significant Analytical Investment Expertise to Board

PHOENIX, AZ - (May 29, 2019) - Cavco Industries, Inc. (NASDAQ: CVCO) today announced that its Board of Directors ("Board") appointed Julia W. Sze as an independent director of the Company's Board, effective May 29, 2019. Ms. Sze is a Chartered Financial Analyst with over 25 years of experience in the investment management field. From 1991 until 2003, she was a fundamental analyst and portfolio manager, leading award winning funds in the Asia Pacific equity markets. From 2004 until 2011, Ms. Sze served as Chief Investment Officer for families and foundations at two U.S. banks, managing over $1 billion globally across numerous asset classes. Since 2009, she has been a leader in the impact investing field, developing environmental and social resilience in companies across multiple sectors and geographies. Since 2018, Ms. Sze has been a lecturer at UC Berkeley's Haas School of Business, teaching entrepreneurship and investment management.

Ms. Sze brings Cavco's Board current membership to seven directors, six of whom are independent. She will also be a member of the Company's Audit Committee and will replace Steve Bunger, Chairman of Cavco's Board of Directors, who stepped down from his seat on the Audit Committee.

Currently, Ms. Sze serves as a director of Tern Bicycles, a privately-held, Taiwan-based urban transport business with sales across the globe. Ms. Sze previously served as a member of the Board of Directors and Chair of the Assets and Liabilities Committee of New Resource Bank from 2016 until it merged with Amalgamated Bank in 2017. She now serves as Chair of the Strategic Advisory Board of Amalgamated Bank (NASDAQ: AMAL).

"Julia is a great addition to our Board," commented Steve Bunger, non-executive Chairman of the Board of Cavco. "She is an experienced board member with valuable investment management expertise. In that role, she has analyzed hundreds of companies, with a keen eye towards operational efficiency, financial strength, and social impact. Cavco is fortunate to have added a director such as Julia, and we look forward to her many contributions to Cavco and the Board."

"I am thrilled to be joining Cavco's Board, and I look forward to working with the Board and Cavco's management team to produce improved results and grow Cavco's business," said Ms. Sze. She continued, "The affordable housing business is a sector of our economy that aligns extremely well with my experience and priority issue areas."

"I'm really looking forward to working with Julia," added William Boor, President and Chief Executive Officer of Cavco and a member of the Cavco Board. "She brings an investor's perspective to the Board, but also understands the social impact that Cavco offers as a company focused on affordable housing. She truly complements a Board that covers a broad range of skills and experiences."

Ms. Sze received two degrees from Stanford University: a Bachelor of Arts in Economics in 1989 and a Master of Arts in East Asian Studies in 1990. She received her Chartered Financial Analyst designation in 1998.

About Cavco Industries, Inc.
Cavco Industries, Inc., headquartered in Phoenix, Arizona, designs and produces factory-built housing products primarily distributed through a network of independent and Company-owned retailers. The Company is one of the largest producers of manufactured homes in the United States, based on reported wholesale shipments, marketed under a variety of brand names including Cavco Homes, Fleetwood Homes, Palm Harbor Homes, Fairmont Homes, Friendship Homes, Chariot Eagle and Lexington Homes.

The Company is also a leading producer of park model RVs, vacation cabins, and systems-built commercial structures, as well as modular homes built primarily under the Nationwide Homes brand. Cavco's mortgage subsidiary, CountryPlace Mortgage, is an approved Fannie Mae and Freddie Mac seller/servicer, a Ginnie Mae mortgage-backed securities issuer that offers conforming mortgages, non-conforming mortgages and home-only loans to purchasers of factory-built homes. Our insurance subsidiary, Standard Casualty, provides property and casualty insurance to owners of manufactured homes.

Forward-Looking Statements

Certain statements contained in this release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities and Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. In general, all statements that are not historical in nature are forward-looking. Forward-looking statements are typically included, for example, in discussions regarding the manufactured housing and site-built housing industries; our financial performance and operating results; and the expected effect of certain risks and uncertainties on our business, financial condition and results of operations. All forward-looking statements are subject to risks and uncertainties, many of which are beyond our control. As a result, our actual results or performance may differ materially from anticipated results or performance. Factors that could cause such differences to occur include, but are not limited to: our ability to successfully integrate past acquisitions or future acquisitions and the ability to attain the anticipated benefits of such acquisitions; the risk that any past or future acquisition may adversely impact our liquidity; involvement in vertically integrated lines of business, including manufactured housing consumer finance, commercial finance and insurance; information technology failures or cyber incidents; curtailment of available financing from home-only lenders and limited wholesale financing; our participation in certain wholesale and retail financing programs for the purchase of our products by industry distributors and consumers may expose us to additional risk of credit loss; significant warranty and construction defect claims; our contingent repurchase obligations related to wholesale financing; market forces and housing demand fluctuations; net losses were incurred in certain prior periods and there can be no assurance that we will generate income in the future; a write-off of all or part of our goodwill; the cyclical and seasonal nature of our business; limitations on our ability to raise capital; competition; our ability to maintain relationships with independent distributors; our business and operations being concentrated in certain geographic regions; labor shortages; pricing and availability of raw materials; unfavorable zoning ordinances; loss of any of our executive officers; organizational document provisions delaying or making a change in control more difficult; volatility of stock price; general deterioration in economic conditions and continued turmoil in the credit markets; governmental and regulatory disruption, including federal government shutdowns; extensive regulation affecting manufactured housing; potential financial impact on the Company from the subpoenas we received from the SEC; the risk of potential litigation or regulatory action, and costs and expenses, arising from the SEC subpoenas and the events described in or covered by the SEC subpoenas, including the Company's indemnification obligations and insurance costs regarding such matters; potential reputational damage that the Company may suffer as a result of the matters that are the subject of the subpoenas from the SEC, as well as the results of the investigation being carried out by the Audit Committee of the Board of Directors; and losses not covered by our Director and Officer insurance may be large, adversely impacting financial performance; together with all of the other risks described in our filings with the Securities and Exchange Commission. Readers are specifically referred to the Risk Factors described in Item 1A of the 2019 Form 10-K, as may be amended from time to time, which identify important risks that could cause actual results to differ from those contained in the forward-looking statements. Cavco expressly disclaims any obligation to update any forward-looking statements contained in this release, whether as a result of new information, future events or otherwise. Investors should not place any reliance on any such forward-looking statements.